================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 21, 2007

                                   ----------

                              NEOMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                    000-22009                 77-0344424
-------------------------------       ------------           -------------------
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)

     3250 Jay Street, Santa Clara, California                       95054
     ----------------------------------------                     ----------
     (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 23, 2007, NeoMagic Corporation (the "Company") announced that effective as of February 21, 2007, Syed Zaidi was appointed Chief Operating Officer of the Company and elected to the Company's Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Mr. Zaidi joined the Company in June 1995 and was promoted to Vice President of the Company in May 2000. Mr. Zaidi will continue to be responsible for the Company's engineering department and he will continue to report to Douglas Young, the Company's President and Chief Executive Officer.

         Mr. Zaidi's annual base salary as the Company's Chief Operating Officer will be $240,000. The Company's Board of Directors has granted to Mr. Zaidi an option to purchase 30,000 shares of the Company's common stock at fair market value.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press Release of NeoMagic Corporation dated February 23, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NeoMagic Corporation
                                                         -----------------------
                                                         (Registrant)

Date:  February 23, 2007
                                                         /s/ Douglas R. Young
                                                         -----------------------
                                                         Douglas R. Young
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   ------------------------------------------------------------------
99.1          Press Release of NeoMagic Corporation dated February 23, 2007.